                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 30, 1996
                                                  ----------------

                                Advanta Corp.
--------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)





    Delaware                            0-14120                23-1462070
--------------------               -----------------        ---------------
(State or other jurisdiction       (Commission File         (IRS Employer
 of incorporation)                   Number)                 Identification No.)




Welsh & McKean Roads, Spring House, Pennsylvania                19477
------------------------------------------------               --------
         (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code: (215) 657-4000
                                                    --------------
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Form 8-K                                   Advanta Corp.
October 30, 1996



Item 7.          Financial Statements and Exhibits.

(c)              Exhibits:

                 The exhibits listed in the accompanying Index to Exhibits relate to the Registration Statement (No.333-05701) on Form S-3 of the registrant and are filed herewith for incorporation by reference in such Registration Statement.
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Form 8-K                                   Advanta Corp.
October 30, 1996


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        Advanta Corp.


                                        By: /s/ Gene S. Schneyer
                                            ---------------------------------
                                             Gene S. Schneyer, Vice President
                                               and General Counsel




October 30, 1996
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Form 8-K                                   Advanta Corp.
October 30, 1996



                              Index to Exhibits
                              -----------------


Exhibit Number Per
Item 60l of
Regulation S-K                             Description of Document
--------------                             -----------------------
         1.3                               Distribution Agreement, dated October 30, 1996, among Advanta Corp. and Salomon Brothers
                                           Inc, Bear, Stearns & Co. Inc., CS First Boston Corporation, Donaldson, Lufkin & Jenrette
                                           Securities Corporation and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith
                                           Incorporated

         4.1                               Form of Fixed Rate Global Medium-Term Note, Series D

         4.2                               Form of Floating Rate Global Medium-Term Note,
                                           Series D